UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2020

FUBOTV INC.

(Exact name of registrant as specified in its charter)

Florida	000-55353	26-4330545
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1330 Avenue of the Americas, New York, NY	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 672-0055

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.02 Non-Reliance on Previously Issued Financial Statements.

On September 14, 2020, the Board of Directors (the “Board”) of fuboTV Inc., a Florida corporation (the “Company”) concluded, upon the recommendation of the Company’s Audit Committee and in consultation with management and L J Soldinger Associates, LLC, the Company’s independent registered public accounting firm (“Soldinger”), that the Company will restate its financial statements as of and for the quarter ended June 30, 2020 (the “Affected Period”), as contained in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2020 (the “Affected Report”). In light of the restatement, investors should no longer rely upon the financial statements for the Affected Period.

Similarly, any press releases, earnings releases, and investor communications describing the Company’s financial statements for the Affected Period should no longer be relied upon.

Description of Error

The non-reliance conclusion with respect to the interim financial statements included in the Affected Report resulted from the determination that the Company originally recorded a loss on issuance of common stock and warrants totaling $26.8 million in conjunction with the sale of an aggregate of 3,735,922 shares of the Company’s common stock at a purchase price of $7.00 per share and issued warrants to the Investors covering a total of 3,735,922 shares of the Company’s common stock for an aggregate purchase price of $26.2 million. The Company should have allocated the purchase price of $26.2 million to a warrant liability with the residual amount of $0.6 million to the loss on issuance of common stock and warrants. This resulted in an overstatement of the loss by $26.2 million.

The adjustments required to correct for the foregoing erroneous treatment of the warrants resulted in the following:

On the condensed consolidated balance sheet as of June 30, 2020, there was no net effect of the Error to total assets, total liabilities and total stockholders’ equity.  The only lines items on the condensed consolidated balance sheet that the Error affected were additional paid in capital and accumulated deficit, both of which were overstated by $26.2 million.

On the statement of condensed consolidated operations for the three months and six months ended June 30, 2020, the Error caused a $26.2 million overstatement of loss on issuance of common stock, notes, bonds and warrants.

On the condensed consolidated statement of cash flows for the six months ended June 30, 2020, there was no net effect of the Error on cash used in operating activities, cash used in investing activities and cash provided by financing activities.

Timing of Restatement

The Company intends to restate the previously filed financial statements to correct for this accounting error as soon as practicable. Determination of the impact of the error described above is subject to continued analysis by management and Soldinger, the Company’s independent registered public accounting firm, and could change based on further review and analysis of the Affected Period. The Company, when restating the previously filed financial statements, may also correct other previously identified errors that were determined to be immaterial.

The Board and members of the Company’s management have discussed the matters disclosed in this Item 4.02 with Soldinger, the Company’s independent registered public accounting firm.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 13, 2020, the Board adopted an amendment (the “Amendment”) to the Company’s bylaws. The bylaws, as amended by the Amendment (the “Amended Bylaws”), provide that a majority of the outstanding shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders. Prior to adopting the Amendment, the bylaws provided that (i) a majority of the shares entitled to vote would constitute a quorum, but in no event would a quorum consist of less than one-third of the shares entitled to vote, and (ii) when a specified item of business was required to be voted on by a class or series of stock, a majority of the shares of such class or series would constitute a quorum for the transaction of such item of business by that class or series.

The Amendment also had the effect of a removing a provision that indicated that an amendment of the Company’s articles of incorporation that adds, changes or deletes a greater or lesser quorum or voting requirement must meet the same quorum requirement and be adopted by the same vote and voting groups required to take action under the quorum and voting requirements then in effect or proposed to be adopted, whichever is greater.

Also, the Amended Bylaws provide that the Company’s articles of incorporation may provide for a greater voting requirement or a greater quorum requirement for stockholders (or voting groups of stockholders) than is provided under the Florida Business Corporation Act, as amended, but in no event shall a quorum consist of less than a majority (as opposed to one-third under the bylaws prior to adoption of the Amendment) of the outstanding shares entitled to vote.

The foregoing description of the Amendment is subject to, and qualified in its entirety by, the Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K other than statements of historical fact, including statements regarding our restated and future operating results and financial position, our business strategy and plans and our objectives for future operations, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “predict,” “project,” “potential,” “seek,” “intend,” “could,” “would,” “should,” “expect,” “plan” and similar expressions are intended to identify forward-looking statements. The forward-looking statements made in this Current Report on Form 8-K relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statements made in this Current Report on Form 8-K to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect new information or the occurrence of unanticipated events, except as required by law. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Our actual results and timing of selected events may differ materially from those anticipated in these forward-looking statements as a result of many factors, including the risks discussed in our periodic filings with the Securities and Exchange Commission, and we encourage you to reach such risks in detail.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Amendment to the registrant’s bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FACEBANK GROUP, INC.

Date: September 15, 2020	By	/s/ David Gandler
	Name:	David Gandler
	Title:	Chief Executive Officer